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EXHIBIT 10.05   LOCK-UP AGREEMENT

April 26, 1999

topjobs.net plc
Innovation House, Daten Park
Birchwood, Warringotn WA3 6UT
United Kingdom

Ladenburg Thalmann & Co. Inc.
590 Madison Avenue
New York, New York 10002
USA

Dear Sirs:

  The undersigned understands that Ladenburg Thalmann & Co. Inc., as Representative of the several underwriters (the "Underwriters"), proposes to enter into any Underwriting Agreement with topjobs.net plc (the "Company"), providing for the public offering (the "Public Offering"') of up to 2,750,000 American depository shares ("ADSs") of the Company, each representing one ordinary share of the Company, nominal value .02 pence per share (the "Ordinary Shares").

  To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned, during the period commencing on the date hereof and ending 365 days after the date of the final prospectus relating to the Public Offering:

  (1) agrees not to (x) offer, pledge, charge, encumber, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any ADSs or Ordinary Shares or any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares that he may currently own or that he may subsequently acquire (including, without limitation, ADSs Ordinary Shares or securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares which may be deemed, in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the "Commission"), to be beneficially owned by the undersigned) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any ADSs or Ordinary Shares (regardless of whether any of the transactions described in clause (x) or (y) are to be settled by the delivery of ADSs or Ordinary Shares, or such other securities, in cash or otherwise), and will not publicly announce any intention to do any of the foregoing, unless:

  (A) the Company's gross revenues, determined in accordance with U.S. generally accepted accounting principles, in any two consecutive fiscal quarters exceed $5,000,000 per quarter; or

  (B) the undersigned has obtained the prior written consent of Ladenburg Thalmann & Co. Inc.;

 (ii) agrees not to make any demand for, or exercise any right with respect to be, the registration with the Commission of any ADSs or Ordinary Shares or any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares, without the prior written consent of Ladenburg Thalmann & Co. Inc; and

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 (iii) agrees not to make any demand for, or exercise any right with respect to, the registration with the Commission of any ADSs or Ordinary Shares or any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares, without the prior written consent of Ladenburg Thalmann & Co. Inc.; and

  (iii) authorizes the Company to cause the transfer agent to decline to transfer and/ or to note stop transfer restrictions on the transfer books and records of the Company with respect to any ADSs or Ordinary Shares and any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares for which the undersigned is the record holder and, in the case of any such ADSs, Ordinary Shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such ADSs, Ordinary Shares or securities.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. The undersigned represents and warrants that it owns a beneficial interest in the ADSs, Ordinary Shares and options to purchase ADSs or Ordinary Shares listed on Schedule 1 hereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

  The agreement shall be governed by and construed in accordance with the law of the State of New York.

                                Very truly yours,

                                /S/ Larry D. Heaps
                                Dynamic Information System & eXchange, Inc.